UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2008

ENVIRONMENTAL CONTROL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-120682
(Commission File Number)

20-3626387
(IRS Employer Identification No.)

85 Kenmount Road, St. John’s, Newfoundland, A1B 3N7
(Address of principal executive offices and Zip Code)

888-669-3588
Registrant's telephone number, including area code

Suite 605- 1525 Robson St. Vancouver, BC V6G 1C3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Cetain Officers; Compensatory Arrangements of Certain Officers

Effective September 12, 2008, Steve Norris resigned as manager, business development of our company.

Item 7.01	Regulation FD Disclosure

Effective September 12, 2008, we have changed our head office location from Suite 605 – 1525 Robson Street, Vancouver, British Columbia, to 85 Kenmount Road, St. John’s, Newfoundland, A1B 3N7. The change of location better reflects the location of the management of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL CONTROL CORPORATION

/s/ Albert E. Hickman
Albert E. Hickman
President, CEO, Chairman and Director

Date: September 12, 2008